HARBIN ELECTRIC

NASDAQ: HRBN



My Power, Your Future

3rd Annual China Dragon Call Conference

Oppenheimer & Co.

May 19, 2009
New York

Safe Harbor Statement

Statements included in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This presentation may contain statements which address such key issues as the company's growth strategy, future financial results, market positions, and product development. Such statements should be carefully considered, and it should be understood that many factors could cause forecasted and actual results to differ from these statements. These factors include, but are not limited to, price fluctuations, currency fluctuations, research and development and personnel costs, pensions, physical and environmental risks, legal issues, and legislative, fiscal, and other regulatory measures. As a result, actual results may differ materially from any financial outlooks stated herein. This document is not intended to be and is not an advertisement for any securities of the company. For a more complete discussion of the risk factors affecting our business, please refer to our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission which is available on its website at http://www.sec.gov.

This information does not provide an analysis of the Company's financial position and is not a solicitation to purchase or sell securities of the Company. You should independently investigate and fully understand all risks before investing in the Company.

HARBIN ELECTRIC



1 Overview

Welcome to Harbin Electric

- NASDAQ, HRBN
- Headquarters — Harbin, China
- Operations — Harbin, Shanghai, Weihai
- Founded in — 2000
- Full-Time Employees — 2,000



HARBIN
Shenyang
BEIJING
Dalian
Tianjin
Urumqi
Turpan
Karakoram Highway
Yinchuan
Taishan
Lanzhou
Xian
WEIHAI
Nanjung
SHANGHAI
Tibet
Lhasa
Chengdu
Wuhan
Hangzhou
Longgong Caves
Guangzhou
Taiwan
Nanning
Macau
Hong Kong
Haikou

A Leading Developer and Manufacturer of a Wide Array of Electric Motors with a Focus on Innovative, Customized and Value-Added Products

Core Businesses

- Linear Motors & Integrated Systems
- Specialty Micro-Motors
- Industrial Rotary Motors

Investment Highlights (I)

- **Rapid growth in Revenue & Net Income; Consistent High Margins**
  - 2008 vs. 2007 –> Sales up 85%; Op. Income up 45%; NI up 50%
- **Open-Ended Market Potential; stimulus package**
  - Wide range of applications; Target markets are wide-open
  - Oil Fields, Logistic Systems, Food Industry, Auto Industry, Mass Transportation, Coal Transportation, Petrochemical, Metallurgical & Mining, Textile, Machine Tools, Medical Devices, etc.
- **Strong Barriers to Entry Help Protect Margins**
  - Strong R&D and patented technology; fast development cycle
  - Customized products to specific client needs
  - Unique product portfolio minimizes domestic competition

Investment Highlights (II)

- **Multi Manufacturing Facilities**
  - Extensive certification processes (ISO for Quality mgmt; AQA for technical specification of automobile industry)
  - Harbin: mainly linear motors
  - Shanghai: dedicated to auto micro-motors
  - Weihai: dedicated to rotary motors

- **Multi-Faceted Growth Strategy**
  - New Products
  - New Industries
  - New Markets

Ranked No. 3 by Forbes Magazine

~ China's Most Promising Small & Medium-Sized Enterprises ~

Historical Financial Highlights

Revenues ($mm)


150
100
50
0
+382%
+71%
+62%
+85%
4.9
23.6
40.4
65.4
120.8
2004
2005
2006
2007
2008

Operating Income ($mm)


40
30
20
10
0
+335%
+40%
+69%
+45%
2.3
10.0
14.0
23.7
34.4
2004
2005
2006
2007
2008

Net Income ($mm)


30
25
20
15
10
5
0
+335%
+20%
+41%
+50%
2.3
10.0
12.0*
16.9
25.4
2004
2005
2006
2007
2008

*Excluding one time accounting adjustment

High Double-Digit YoY Growth in Revenues and Earnings

Strong Balance Sheet

	December 31, 2008	March 31, 2009
Cash	48.41 MM	63.57 MM
Working capital	85.67 MM	82.44 MM
Total debt	46.00 MM	44.00 MM
Shareholders' equity	235.0 MM	240.2 MM

HARBIN ELECTRIC



2

Competitive Strengths

Strong R & D Capabilities

- **Global Talent in Strong In-House R&D**
  - ~60 researchers and engineers with diverse experience and specialization
    - Linear Motors/Specialty Micro-motors/Controllers & Automations
    - Manufacturing Technologies and Processes
  - 12 patents related to LMs and Micro-motors
- **Collaboration with Top Scientific & Engineering Institutions**
  - Zhejiang University – Linear motors and integrated systems
  - No. 21 Research Institute of China Electronics Technology Group – Specialty micro-motors for automobile interior applications
  - The Institute of Electrical Engineering at The Chinese Academy of Sciences ("IEECAS") – Urban railway linear motor system

Leader in Linear Motor (LM) Technology

- **First in China to enter linear motor (LM) market**
  - Focus on technical innovation, creativity & value-added products; not competing in low-cost commodity segments
- **In most cases, we are the only supplier of LMs to our clients**
  - Majority of our sales come from customized products & solutions
- **First and only Chinese firm to receive gov't contract for subway LMs**
  - To develop a LM system for an urban mass transportation system in China
- **Only Chinese firm making LMs for blue chip US companies**

Strong Manufacturing Capabilities

- **Established manufacturing platform**
  - North (Harbin), South (Shanghai), and Central Region (Weihai)
- **State-of-the-Art Manufacturing Equipment**
  - Imported production lines, inspection & testing equipment plus quality control systems
- **International Expertise**
  - Internationally advanced manufacturing technologies and processes
- **Safe and Modern Facilities**
  - Safe and healthy working environment for employees

Competitive Advantage

- **Over Foreign Competitors**
  - Closer Customer Contact & Partnerships: Geography, culture and language
  - Customization allows us to work closely with our clients, giving us time to understand their needs and become their partners
  - Lower Cost: Labor, raw material and product development
- **Over Domestic Competitors**
  - Highly efficient corporate structure and management team
  - R&D; Ability to handle orders of all sizes
  - Flexibility to work with customers of all sizes

Strategic Vision

- **Positioned in products and markets strongly supported by government policy**
  - From "Made in China" to "Developed in China"
  - Linear motors for transportation and oil industries
  - Rotary motors for rural development and industry
- **Promoting Technology-Oriented & Value-Added Firms**
  - Have received R&D grants in the past from Chinese government
- **Favorable Tax Rates (ie., for High-Tech Sector)**
- **Successful product expansion through acquisitions**

HARBIN ELECTRIC



3 Growth

New Product: Oil Pump System for Oil Fields

- **Patented "Tower Type Oil Pump" driven by permanent magnetic linear motors in 2007**
  - Generates >25% energy savings
    - "11th Five-Year Plan" (2006–2010) expects to reduce energy consumption by 20% per unit GDP
  - Delivered 214 units to Petro China in Daqing in 2008, 60 units in 1Q09 vs. 13 units in 2007 (ASP:US$42,000/unit)
  - Annual capacity: 500 units, below expected annual demand
- **Growth potential**
  - CNPC Daqing currently uses about 44,000 oil pumps and drills approximately 4,000 new wells annually*
  - Other domestic oilfields: 3 units delivered for testing
  - Overseas markets

*Data source: Roth Capital Partner Analyst Report

New Product: Urban Railways

- **Developing China's First Homemade Linear Motor Train System for Urban Mass Transportation**
- **Positioning our technology as the "Standard" for all future urban railway system construction across China**
  - Passed a team evaluation successfully
  - Delivered a few units to our customer
  - A complete train has been assembled
  - Expect testing at Beijing Airport Express Line soon
  - Expect production on a small scale to start 2H09
  - Cost approximately 40% lower than foreign competitors

Expanding Market: Urban Railways

- **Next 15 years, "a golden period" in China to develop metro railway transportation**
- **Government's objectives:**
  - Estimated investment of ~US$70 billion in 15 cities to operate a minimum of 1,500 km (61 lines) urban railways by 2010
  - Build more than 2,000-2,500 km of urban railways by 2020
  - Plan is accelerated under the government stimulus package
  - Domestic components must exceed 70%; support for domestic manufacturers
- **More than 40 cities with +1 Million Population**
- **Multi-decade growth opportunity for HRBN**

Source: China Ministry of Construction

Expanding Market: Coal Transportation

- Co-developing linear motor freight train for coal transportation
- Substantially reduce transportation cost for coal mines
- Reduce coal generated energy prices (Government objective)
- Government supported infrastructure building project
- Positioning our technology as the "Standard" for all future freight transportation in mining industry
- Scheduled to deliver 5 linear motors and build 850 meter track for testing before end of June, 2009
- First project 32 km; potential market > 300 km

Major New Business: Auto Micro-Motors

- **Capacity**
  - 2.4 million units in Harbin
  - 10 million units in Shanghai
- **Sales Successes**
  - Up 223% (2008: $33.8 million; 2007: $10.5 million)
  - Developed three new products for Magna International
- **New Plant - Shanghai**
  - Trial production passed first evaluation in 1Q
  - Expect volume production to begin in 2H09

Major New Business: Industrial Rotary Motors

- Product expansion; diversification; risk reduction
- $27.8 million revenues in 2008 (6 months)
- Integration progressing well; improving margins
- Increasing demand (Stimulus package)
- Help weather economic downturn

Foreign Sales: Getting traction

- **Overseas Markets Represent a Huge Opportunity for Us**
  - Our positioning – High-quality products meeting int'l standards at lower prices
  - Barriers to entry – Strong, proven R&D; our ability to undergo extensive testing and qualification of our products makes HRBN unique
- **International business growing rapidly**

2006	2007	2008
$1.2 MM	$8.1 MM	$20.2 MM

- **Established US office for business development; several managers have international experience**

Upside Potential

Upside earnings potential

- Higher volumes
- New products
- New customers
- Higher gross margin

Growth in Uncertain Times

- China continues to grow
- Massive economic stimulus package strongly supports many of our products
- We are strongly positioned in growing domestic sectors in addition to high-quality micro motors for exports
- Our strategy is geared to advanced engineering and proprietary technology

HARBIN ELECTRIC



Appendix

Linear Motors (LM) & Integrated Systems

- **Applications**
  - Mail sorting equipment for post offices and warehouses
  - Power switches
  - Meat slicers
  - Electric pumps
  - Oil pump systems
  - Mass Transit Railway linear motor systems
  - Cargo train for coal transportation

Specialty Micro-Motors

- **Applications**
  - **Auto Industry**
    - Car seat automation
    - Automatic seat folding
    - EPS (power steering)
    - Automated window
    - Automated trunk opening
    - Electronic door locks
    - Engines
    - ABS
  - **Other Industries**
    - Medical devices
    - Communications equipment

Industrial Rotary Motors

- **Applications**
  - Petrochemical industry
  - Metallurgical and mining industry
  - Textile industry
  - Agricultural machinery
  - Transportation machinery
  - Machine tools
  - Medical devices
  - Ventilation equipment
  - Air Compressor
  - Electric pumps

Diversified Product Portfolio

Revenues by Product Segment


28%
16%
56%
Linear Motors
Auto Specialty Micro-Motors
Rotary Motor
Other
8%
23%
41%
28%

2007

2008

Strong Management Team

Domestic Entrepreneurship Expertise

Tianfu Yang, *Chairman & CEO*

- Founder of Harbin Electric
- Over 20 years of industry experience
- 2009 National Outstanding Entrepreneur Award

Zedong Xu, *CFO*

- Over 12 years of industry experience
- Previously CFO for Harbin WanDa Electrical
- CPA under China's accountancy program

Suofei Xu, *Vice President*

- Over 10 years of industry experience
- Investment manager for Shenzhen Chuangxin Investment Group
- Project manager of Guangfa Securities Company

Tianli Yang, *Vice President*

- Over 15 years of industry experience
- Formerly Chief Administrative Officer at China State Construction Engineering Corporation

Strong Management Team

International Experience

Kanenori Okawa,

Chief Technology Officer

- Int'l expert in electric motor technology and manufacturing processes
- Formerly Chief Technology Advisor of Nittoku Engineering Co., Ltd., Japan

Lanxiang Gao,

Chief Operating Officer, Shanghai Tech-Full

- Specialized in the development of auto interior specialty micro-motors
- Previously Sr. Engineer managing the Micro-Motor R&D at Shanghai No. 21 Research Institute

Dr. Shaotang Chen,

R&D Director, Advanced Automation Group

- International expert in controller/automation systems
- Former Sr. Engineer at GM R&D Center and Chief Scientist of Energenix Center at Delphi Research Lab

Christy Shue,

EVP Finance & Investor Relations

- Advised US listed Chinese companies on managing capital market-related issues
- Management experience in Investor Relations and Finance for a Fortune 100 company

HARBIN ELECTRIC



Thank you for your interest

谢谢

www.harbinelectric.com